                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of July 1, 1996 96-6 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1996 to September 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 9th day of October, 1996.

                                      GREEN TREE FINANCIAL CORP.



                                      BY: /s/ Phyllis A. Knight
                                          ---------------------------
                                          Phyllis A. Knight
                                          Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%,
                              7.05%, 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                September, 1996

                                CUSIP#'S  393505-NW8,NX6,NY4,NZ1,PA4,PB2
                                TRUST ACCOUNT #80-4141300
                                REMITTANCE DATE: 10/15/96

                                                Total  $         Per $1,000
                                                 Amount           Original
                                               ----------       ------------
Class A Certificates
--------------------
(1a)  Amount available (including Monthly
      Servicing Fee)                         $6,207,904.75

(b)   Class M-1 Interest Deficiency Amount
      if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn
      for prior Remittance Date                       0.00

(c)   Amount Available after giving effect to
      withdrawal of Class M-1 Interest
      Deficiency Amount and B-1 Interest
      Deficiency Amount for prior Remittance
      Date                                    6,207,904.75

A.    Interest
      (2) Aggregate Interest
          a. Class A-1 Remittance Rate (6.15%)       6.15%
          b. Class A-1 Interest                 238,750.61       4.59135788
          c. Class A-2 Remittance Rate (6.55%)       6.55%
          d. Class A-2 Interest                 152,833.33       5.45833321
          e. Class A-3 Remittance Rate (6.75%)       6.75%
          f. Class A-3 Interest                 315,000.00       5.62500000
          g. Class A-4 Remittance Rate (7.05%)       7.05%
          h. Class A-4 Interest                 393,625.00       5.87500000
          i. Class A-5 Remittance Rate (7.35%)       7.35%
          j. Class A-5 Interest                 183,750.00       6.12500000
          k. Class A-6 Rimittance Rate (7.95%)       7.95%
          l. Class A-6 Interest               1,115,484.38       6.62500003

      (3) Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                 .00              .00

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%,
                              7.05%, 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 2

                                    CUSIP#'S   393505-NW8,NX6,NY4,NZ1,PA4,PB2
                                    TRUST ACCOUNT #80-4141300
                                    REMITTANCE DATE: 10/15/96


                                                 Total  $      Per $1,000
                                                  Amount        Original
                                                ----------    ------------
(4)  Remaining:
           a. Unpaid Class A Interest
              Shortfall                                .00             .00

B.   Principal
     (5)   Formula Principal Distribution
           Amount                              2,408,835.93            N/A
           a. Scheduled Principal                466,549.17            N/A
           b. Principal Prepayments            2,127,596.03            N/A
           c. Liquidated Contracts                23,639.09            N/A
           d. Repurchases                               .00            N/A
           e. Current Month Advanced Principal   656,226.29            N/A
           f. Prior Month Advanced Principal    (865,174.65)           N/A

     (6)   Pool Scheduled Principal Balance  467,832,899.87

    (6b)   Adjusted Pool Principal Balance   467,176,673.58    983.52978735
    (6c)   Pool Factor                           0.98352979

     (7)   Unpaid Class A Principal Shortfall
           (if any)following prior Remittance date     .00

     (8)   Class A Percentage for such Remittance
           Date                                     92.41%

     (9)   Class A Percentage for the following
           Remittance Date                          92.37%

    (10)   Class A Principal Distribution:
           a. Class A-1                        2,408,835.93     46.32376788
           b. Class A-2                                .00             .00
           c. Class A-3                                .00             .00
           d. Class A-4                                .00             .00
           e. Class A-5                                .00             .00
           f. Class A-6                                .00             .00
           g. Class A-7                                .00             .00

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%,
                              7.05%, 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 3

                                               CUSIP#'S 393505-
                                               NW8,NX6,NY4,NZ1,PA4,PB2
                                               TRUST ACCOUNT #80-4141300
                                               REMITTANCE DATE: 10/15/96


                                             Total $          Per $1,000
                                              Amount           Original
                                            ----------       ------------
 (11)  Class A-1 Principal Balance       44,176,648.58       849.55093423
(11a)  Class A-1 Pool Factor                 .84955093

 (12)  Class A-2 Principal Balance       28,000,000.00       1000.0000000
(12a)  Class A-2 Pool Factor                1.00000000

 (13)  Class A-3 Principal Balance       56,000,000.00       1000.0000000
(13a)  Class A-3 Pool Factor                1.00000000

 (14)  Class A-4 Principal Balance       67,000,000.00       1000.0000000
(14a)  Class A-4 Pool Factor                1.00000000

 (15)  Class A-5 Principal Balance       30,000,000.00       1000.0000000
(15a)  Class A-5 Pool Factor                1.00000000

 (16)  Class A-6 Principal Balance      168,375,000.00       1000.0000000
(16a)  Class A-6 Pool Factor                1.00000000

 (17)  Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                        .00

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%,
                              7.05%, 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 4

                                             CUSIP#'S 393505-
                                             NW8,NX6,NY4,NZ1,PA4,PB2
                                             TRUST ACCOUNT #80-4141300
                                             REMITTANCE DATE: 10/15/96


C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (18)  31-59 days                        2,027,538.74           67

     (19)  60 days or mre                      203,396.61            3

     (20)  Current Month Repossessions          83,741.46            3

     (21)  Repossession Inventory               83,741.46            3

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(22) Average Sixty-Day Delinquency Ratio Test

     (a)   Sixty-Day Delinquency Ratio for current Remittance Date  .04%

     (b)   Average Sixty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 3.5%)                             .01%

(23) Average Thirty-Day Delinquency Ratio Test

     (a)   Thirty-Day Delinquency Ratio for current Remittance Date .43%

     (b)   Average Thirty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 5.5%)                             .18%

                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.15%, 6.55%, 6.75%,
                              7.05%, 7.35%, 7.95%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 5

                                              CUSIP#'S 393505-
                                              NW8, NX6, NY4, NZ1, PA4, PB2
                                              TRUST ACCOUNT #80-4141300
                                              REMITTANCE DATE: 10/15/96


(24) Cumulative Realized Losses Test
     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from June 1, 2000 to
         May 31, 2001, 6.5% from June 1, 2001 to May 31,
         2002, 8.5% from June 1, 2002 to May 31, 2003 and
         and 9.5% thereafter)                                     0.0003%

(25) Current Realized Losses Test
     (a) Current Realized Losses for current Remittance Date     1,615.20

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                       .01%

(26) Class M-1 Principal Balance Test
     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 25.5%)                                          15.68%

(27) Class B Principal Balance Test
     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $7,437,576.00                                   .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 11.25%                            7.59%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%
                    PASS-THROUGH CERTIFICATES,SERIES 1996-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 6            CUSIP NO. 393505PD8
                                                      TRUST ACCOUNT #80-4143800
                                                      REMITTANCE DATE: 10/15/96

                                                Total $       Per $1,000
                                                 Amount        Original
                                               ----------    ------------
CLASS M1 CERTIFICATES
---------------------
(28)  Amount available (including Monthly
      Servicing Fee)                         1,399,625.50

A.    Interest
(29)  Aggregate interest
      a.  Class M-1 Remittance Rate (8.05%,
           unless Weighted Average Contract
           Rate is below 8.05%)                      7.95%
      b.  Class M-1 Interest                   251,750.00     6.62500000

(30)  Amount applied to Class M-1 Interest
       Deficiency Amount                              .00              0

(31)  Remaining unpaid Class M-1 Interest
       Deficiency Amount                              .00              0

(32)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall         .00              0

(33)  Remaining:
      a.  Unpaid Class M-1 Interest Shortfall         .00              0

B.    Principal
(34)  Formula Principal Distribution Amount           .00            N/A
      a.  Scheduled Principal                         .00            N/A
      b.  Principal Prepayments                       .00            N/A
      c.  Liquidated Contracts                        .00            N/A
      d.  Repurchases                                 .00            N/A

(35)  Class M-1 Principal Balance           38,000,000.00  1000.00000000
(35a) Class M-1 Pool Factor                    1.00000000

(36)  Class M-1 Percentage for such Remittance
      Date                                            .00%

             GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.95%
      PASS-THROUGH CERTIFICATES, SERIES 1996-6
              CLASS M1 CERTIFICATES
                MONTHLY REPORT
                 September, 1996               CUSIP NO. 393505PD8
                    Page 7                     TRUST ACCOUNT #80-41413800
                                               REMITTANCE DATE: 10/15/96

                                                        Total $      Per $1,000
                                                        Amount         Original
                                                     ------------    ----------
[S]                                                  [C]             [C]
(37) Class M-1 Principal Distribution:
     a. Class M-1 (current)                                   .00    0.00000000
     b. Unpaid Class M-1 Principal Shortfall
        (if any) following prior Remittance
        Date                                                  .00

(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date               .00

(39) Class M-1 Percentage for the following
     Remittance Date                                          .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                  1,147,875.50

(2)  Class B-1 Remittance Rate (8.10% unless
     Weighted Average Contract Rate is
     below 8.10%)                                            8.00%

(3)  Aggregate Class B1 Interest                       126,666.67    6.66666684

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                    .00           .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                       .00           .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                        .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                        .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date                 .00

(8a) Class B Percentage for such Remittance Date              .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.00%, 8.35%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996    CUSIP NO. 393505PE6,PF3
                                     Page 8        REMITTANCE DATE: 10/15/96


                                                     Total $      Per $1,000
                                                     Amount       Original
                                                   ---------      ----------


          (9)   Current Principal (Class B Percentage of
                Formula Principal Distribution Amount)      .00

          (10a) Class B1 Principal Shortfall                .00

          (10b) Unpaid Class B1 Principal Shortfall         .00

          (11)  Class B Principal Balance         35,625,025.00

          (12)  Class B1 Principal Balance        19,000,000.00


Class B2 Certificates
---------------------
(13) Remaining Amount Available                    1,021,208.83

(14) Class B-2 Remittance Rate (8.45%
     unless Weighted Average Contract
     Rate is less than 8.45%)                              8.35%

(15) Aggregate Class B2 Interest                     115,682.47   6.95833360

(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                                  .00          .00

(17) Remaining Unpaid Class B2 Interest Shortfall           .00          .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date               .00

(19) Class B2 Principal Liquidation Loss Amount             .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                                   .00

(21) Guarantee Payment                                      .00

(22) Class B2 Principal Balance                   16,625,025.00

             GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.00%, 8.35%
      PASS-THROUGH CERTIFICATES, SERIES 1996-6
              CLASS M1 CERTIFICATES
                MONTHLY REPORT
                 September, 1996                CUSIP NO. 393505-PE6,PF3
                    Page 9                      REMITTANCE DATE: 10/15/96


                                                           Total $   Per $1,000
                                                           Amount      Original
                                                           -------   ----------

    (23) Monthly Servicing Fee (Deducted from
         Certificate Account balance to arrive at
         Amount Available if the Company or Green
         Tree Financial Corporation is not the
         Servicer; deducted from funds remaining
         after payment of Class A Distribution
         Amount, Class M-1 Distribution Amount,
         Class B-1 Distribution Amount and Class
         B-2 Distribution Amount; if the Company
         or Green Tree Financial Corporation
         is the Servicer)                                196,021.12

    (24) 3% Guarantee Fee                                709,505.24

    (25) Class C Residual Payment                               .00

    (26) Class M-1 Interest Deficiency on such
         Remittance Date                                        .00

    (27) Class B-1 Interest Deficiency on such
         Remittance Date                                        .00

    (28) Repossessed Contracts                            83,741.46

    (29) Repossessed Contracts Remaining
         in Inventory                                     83,741.46

    (30) Weighted Average Contract Rate                    10.33076

                                     GTFC
                                    1996-6
                                September 1996
                              Defaulted Contracts


                                                             Estimated
                                                              Loss At
Account#      Principal       Interest        Amount         Sale Date
--------      ----------      --------      ----------       ---------

60308997       23,639.09       152.07        23,791.16        1,615.20

TOTALS        $23,639.09      $152.07       $23,791.16       $1,615.20
              ==========      =======       ==========       =========